JULY 29, 2015
Summary Prospectus
BlackRock FundsSM  |  Investor and Institutional Shares
►	BlackRock New Jersey Municipal Money Market Portfolio
Investor A: CNJXX • Institutional Shares: BNJXX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 29, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock New Jersey Municipal Money Market Portfolio
Investment Objective

The investment objective of BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the New Jersey Municipal Money Market Portfolio.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.54%	0.45%
Total Annual Fund Operating Expenses[2]	1.24%	0.90%
Fee Waivers and/or Expense Reimbursements[3]	(0.28)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.96%	0.39%

[1]	Other Expenses have been restated to reflect current fees.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.96% (for Investor A Shares) and 0.39% (for Institutional Shares) until August 1, 2016. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the New Jersey Municipal Money Market Portfolio.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$98	$366	$654	$1,475
Institutional Shares	$40	$236	$449	$1,061

Principal Investment Strategies of the Fund

The New Jersey Municipal Money Market Portfolio seeks to achieve its investment objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes, including New Jersey gross income tax (“New Jersey municipal securities”). The Fund normally invests at least 80% of its net assets in New Jersey municipal securities. In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal
2

securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may also invest in repurchase agreements and purchase and sale contracts.
The Fund seeks to maintain a net asset value of $1.00 per share.
The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (“SEC”).
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of principal risks of investing in the Fund.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time, the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Regulatory Risk — On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Fund is still evaluating its strategy to implement the new regulations.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
3

■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on New Jersey municipal securities to be subject to state or local income taxation, or the value of New Jersey municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Performance Information

The information shows you how the New Jersey Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 882-0052.
Investor A Shares
ANNUAL TOTAL RETURNS
New Jersey Municipal Money Market Portfolio
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2014). The year-to-date return as of June 30, 2015 was 0.00%.
As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.00%	0.93%
BlackRock New Jersey Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	0.01%	1.07%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.
Investment Manager

The New Jersey Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).
4

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the New Jersey Municipal Money Market Portfolio each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

The New Jersey Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and for purposes of New Jersey’s personal income tax and, in certain circumstances, local personal income tax.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the New Jersey Municipal Money Market Portfolio through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.
5

[This page intentionally left blank]

[This page intentionally left blank]

INVESTMENT COMPANY ACT FILE # 811-05742
© BlackRock Advisors, LLC
SPRO-NJMM-0715